SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2000


                                  MESTEK, INC.

               (Exact name of registrant as specified in charter)



Pennsylvania                         1-448                            25-0661650
(State or other              (Commission File Number)              (IRS Employer
jurisdiction of incorporation)                               Identification No.)



260 North Elm Street

Westfield, Massachusetts                                                   01085
(Address of principal executive offices)                              (Zip Code)




        Registrant's telephone number including area code (413) 568-9571





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ITEM 5.  OTHER EVENTS.

         On March 14, 2000, Mestek, Inc. ("Mestek") issued a press release ("Press Release") regarding the Merger Agreement with respect to Met-Coil Systems Corporation and Mestek. Mestek hereby incorporates by reference herein the information set forth in its Press Release dated March 14, 2000, a copy of which is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.

Exhibit

Number            Description

99                Press Release dated March 14, 2000







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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MESTEK, INC.



Date:  March 14, 2000                By:     /s/ Stephen M. Shea
                                     -------------------------------------------
                                     Stephen M. Shea
                                     Senior Vice President - Finance
                                    (Principal Financial and Accounting Officer)